Dear Shareholder: The Victory Prospectus for the following Fund is being revised to reflect a restatement of the Fund's principal investment strategies and the investments in which the Fund is allowed to invest. The information in this Supplement is important and is part of your Prospectus.

                           The Victory Portfolios

                      Gradison Government Reserves Fund
                               Class G Shares

                      Supplement dated August 24, 2001
                  To the Prospectus Dated February 27, 2001

1. On page 2, replace the first paragraph under "Principal Investment Strategies" with the following;

         The Fund pursues its investment objective by investing only in certain securities issued by the U.S. government, its agencies and/or instrumentalities. Securities issued by U.S. government instrumentalities are supported only by the credit of the federal instrumentality. The Fund intends to invest primarily, and may invest exclusively, in these obligations of U.S. government instrumentalities. The Fund plans, as much as possible, to invest in securities that are exempt from personal property taxes levied by some states and that pay interest that is exempt from state and local income taxes.

2. On page 4, under "Investments," replace the types of securities with the following:

         U.S. Government Securities. Notes and bonds issued by the U.S. government, or its agencies that are backed by the full faith and credit of the U.S. Treasury, such as obligations of the Government National Mortgage Association (GNMA or Ginnie Mae).

         U.S. Government Instrumentalities. Securities issued by U.S. government instrumentalities: the Student Loan Marketing Association (SLMA or Sallie Mae), The Federal Farm Credit Bank, and Federal Home Loan Banks. The Fund may also invest in certain instrumentalities that are "wholly owned Government corporations" such as the Tennessee Valley Authority. These obligations of U.S. government instrumentalities are supported only by the credit of the federal instrumentality. See the SAI for more information about the Fund's investments in obligations of U.S. government instrumentalities and wholly owned Government corporations.

         When-Issued and Delayed-Delivery Securities. A security that is purchased for delivery at a later time. The market value may change before the delivery date, and the value is included in the net asset value of the Fund.

         *Variable and Floating Rate Securities. The interest rate offered by a variable rate security adjusts (resets) on particular dates (such as the last day of the month or calendar quarter). The interest rate offered by a floating rate security adjusts whenever a specified interest rate (such as a bank's prime lending rate) changes. Upon adjustment, the market value of a variable or floating rate security can reasonably be expected to equal its amortized cost.

         Other Investments. The Gradison Government Reserves Fund will limit its investments to those obligations and securities enumerated in 12 U.S.C. section 1757 (7)(B) and (E) of the United States Code as permissible investments by federal credit unions (including wholly owned Government corporations enumerated in 31 U.S.C. section 9101(3), and as interpreted by 12 C.F.R. Part 703).

         *Derivative Instruments: Indicates a "derivative instrument," whose value is linked to, or derived from another security, instrument, or index.

Please insert this Supplement in the front of your Prospectus. If you would like to obtain additional information, please call the Victory Funds at 800-539-3863.



                             VF-GGR-PRO-Supp 8/01